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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 _____________

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 JUNE 30, 1995

                                 _____________


                          TRANSTECHNOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)

Delaware                       1-7872                           95-4062211
(State or other                (Commission File                 (I.R.S. Employer
jurisdiction of                Number)                          Identification
incorporation)                                                  Number)


                        700 Liberty Avenue        07083
                        Union, New Jersey         (Zip Code)
                        (Address of principal
                          executive offices)


                                 (908) 964-5666
              (Registrant's telephone number, including area code)



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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS


         On June 30, 1995, the registrant completed its acquisition of substantially all of the assets of (i) SKF USA Inc.'s Seeger Division, which manufactures fasteners, and (ii) all of the outstanding stock of SKF GmbH's Seeger-Orbis GmbH subsidiary, which also manufactures fasteners directly and through its wholly owned subsidiaries. The acquired assets are located in Somerset, New Jersey, U.S.A.; Bingley, U.K.; Konigstein, Germany; and Diadema, Brazil. The acquired assets consist of real estate, machinery and equipment, inventories, receivables, intellectual property rights and other intangibles used in the manufacture and sale of metal fastener products.

         The purchase price of Deutsche Mark 47,456,000 plus U.S. Dollars 7,943,958 was determined as a result of arm's length negotiations between unrelated parties. In order to fund this acquisition, the registrant obtained a new credit facility with The National Bank of Boston. The registrant intends to use the acquired assets in substantially the same manner as previously used by the seller.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of businesses acquired:

                 No financial statements are available at this time. An extension to file the financial statements within 60 days is hereby requested.

         (b)     Pro forma financial information

                 No proforma financial information is available at this time. An extension to file the required financial information within 60 days is hereby requested.

         (c)     Other Exhibits:

                 (1) Asset Purchase Agreement dated as of June 29, 1995 between the Company's wholly-owned subsidiary, Waldes Truarc Inc., and SKF USA Inc.

                 (2) Share Purchase Agreement dated as of June 29/30, 1995 among the Company, SKF GmbH and TransTechnology Seeger-Orbis GmbH.

                 (3) $115,000,000 Revolving Credit and Term Loan Agreement dated as of June 30, 1995 among the Company, various subsidiaries of the Company, and The First National Bank of Boston.

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 1995


                                                     TRANSTECHNOLOGY CORPORATION



                                                     Valentina Doss
                                                     ---------------------------
                                                     Valentina Doss
                                                     Vice President, General
                                                     Counsel & Secretary





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                                EXHIBIT INDEX

          (1) Asset Purchase Agreement dated as of June 29, 1995 between the Company's wholly-owned subsidiary, Waldes Truarc Inc., and SKF USA Inc.

          (2) Share Purchase Agreement dated as of June 29/30, 1995 among the Company, SKF GmbH and TransTechnology
                 Seeger-Orbis GmbH.

          (3) $115,000,000 Revolving Credit and Term Loan Agreement dated as of June 30, 1995 among the Company, various subsidiaries of the Company, and The First National Bank of Boston.